As filed with the U.S. Securities and Exchange Commission on May 6, 2013

File No. 811-7436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

Amendment No. 51                                                                                                             (X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

EXPLANATORY NOTE

This Amendment No. 51 (the “Amendment”) to the Registration Statement of The DFA Investment Trust Company (the “Registrant” or the “Trust”) on Form N-1A (File No. 811-7436) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 28, 2013 under the 1940 Act (Accession No. 0001137439-13-000031 ) (“Amendment No. 50”).  The Part A and the Part B of the Registration Statement of the Trust, as filed in Amendment No. 50, are incorporated herein by reference.

The shares of the Trust are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Trust issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

The audited Financial Statements and the Reports of Independent Auditors thereon of the series of the Trust for the fiscal year ended October 31, 2012 (as filed with the Commission on January 7, 2013 (Accession Number 0001193125-13-005429 )) contained in the Annual Reports of the series of the Trust, each dated October 31, 2012, are incorporated herein by reference.

THE DFA INVESTMENT TRUST COMPANY
The U.S. Large Cap Value Series
The Tax-Managed U.S. Marketwide Value Series
The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund

Amendment to Update the Part B of the Registration Statement

May 6, 2013

The purpose of this amendment is to update the Part B of the Registration Statement of the series listed above (the “Series”) of The DFA Investment Trust Company (the “Trust”), dated February 28, 2013, to reflect certain changes to the service providers of the Trust.  The changes to the Part B are as follows:

(1)           The information provided for “Item 16(f) Disclosure of Portfolio Holdings” of the Part B of the Registration Statement relating to the ongoing arrangement to provide non-public Holdings Information to BNY Mellon Investment Servicing (US) Inc. is deleted, and the following information with respect to State Street Bank and Trust Company is added:

Recipient	Business Purpose	Frequency
State Street Bank and Trust Company	Fund Administrator, Accounting Agent and Transfer Agent	Daily

(2)           The information provided for “Item 19(h) Other Service Providers” of the Part B of the Registration Statement is deleted and replaced with the following:

Item 19(h)  Other Service Providers.

Items 19(h)(1) and (2)  State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, serves as the administrative and accounting services, dividend disbursing and transfer agent for all of the Trust Series, other than the Money Market Series.  The services provided by State Street are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with the Trust’s custodians, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by State Street, each Series, other than the Money Market Series, pays State Street annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets in the Fund Complex (other than the Money Market Series), which includes four registered investment companies.  The fee schedule is set forth below:

.0058% of the Fund Complex’s first $150 billion of average net assets;

.0050% of the Fund Complex’s next $50 billion of average net assets; and
.0025% of the Fund Complex’s average net assets in excess of $200 billion.

The fees charged to each Series (other than the Money Market Series) under the fee schedule are allocated to the Series based on its pro-rata portion of the aggregate average net assets of the Fund Complex.

The Series, other than the Money Market Series, also pay separate fees to State Street with respect to the services State Street provides as transfer agent and dividend disbursing agent of the Series.

Citi Fund Services Ohio, Inc. (“Citi Fund Services”), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, fund accountant, transfer agent, and dividend disbursing agent for the Money Market Series.  The services provided by Citi Fund Services are subject to supervision by the executive officers and the Board, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, and liaison with the Trust’s service providers and securities lending agents.  For the services provided by Citi Fund Services, the Money Market Series pays Citi Fund Services an annual fee of 0.007% of the Money Market Series’ total net assets, and such fees are paid monthly in arrears in accordance to the fee schedule contained in the Master Services Agreement between Citi Fund Services and the Trust.

Item 19(h)(3)  Citibank, N.A., 111 Wall Street, New York, New York 10005, serves as the custodian for the following Series:  International Value Series, Japanese Series, Asia Pacific Series, United Kingdom Series, Continental Series, the Canadian Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, and the Money Market Series, and State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, serves as the custodian for all other Series of the Trust.  The custodians maintain separate accounts for the Series; make receipts and disbursements of money on behalf of the Series; and collect and receive income and other payments and distributions on account of the Series’ portfolio securities.  The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, the Trust’s independent registered public accounting firm, audits the Trust’s financial statements on an annual basis.

Item 19(h)(4)  Not applicable.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH THE PART B FOR FUTURE REFERENCE.

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 51)

PART C
OTHER INFORMATION
Item 28.                      Exhibits.
(a)	Charter.
(1)	Amended and Restated Agreement and Declaration of Trust effective June 5, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(2)	Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	By-Laws.

(1)	Amended and Restated By-Laws effective June 8, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.

(2)	Relevant portion of Agreement and Declaration of Trust.
See Article V
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(3)	Relevant portion of By-Laws.
See Article II
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreements.

(a)	Investment Management Agreement dated January 6, 1993 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series (formerly The U.S. Large Cap High Book to Market Series).
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 3, 1998

(b)	Investment Management Agreement dated December 1, 1993 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(c)	Investment Management Agreement dated January 11, 1994 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 38 to the
Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 27, 2009

(d)	Investment Management Agreement dated August 7, 1996 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Investment Management Agreement dated August 7, 1996 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(f)	Investment Management Agreement dated August 7, 1996 between the Registrant and DFA on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date:August 7, 1996

(i)	Addendum Number One dated October 21, 2005 re: the reflection of the following name change:
*           The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 30, 2006

(g)	Investment Management Agreement dated August 7, 1996 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(h)	Investment Management Agreement dated October 18, 1996 between the Registrant and FA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(i)	Investment Management Agreement dated December 7, 1998 between the Registrant and DFA on behalf of the Tax-Managed U.S. Marketwide Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(j)	Form of Investment Management Agreement dated March 30, 2007 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 36 to the
Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 30, 2007

(k)	Form of Investment Advisory Agreement between the Registrant and DFA on behalf of DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing :Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(l)	Form of Investment Advisory Agreement between the Registrant and DFA on behalf of Dimensional Retirement Equity Fund I.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(2)	Sub-Advisory Agreements.

(a)	Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. (“DFA-Australia”) dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(b)	Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. (“DFAL”) dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(c)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(i)	Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
*           The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 30, 2006

(d)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Form of Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
*           DFA International Value Series
*           Emerging Markets Small Cap Series
*           Emerging Markets Series
*           Tax-Managed U.S. Marketwide Value Series
Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A
File No: 811-07436
Filing Date: December 8, 1998

(f)	Form of Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
*           DFA International Value Series
*           Emerging Markets Small Cap Series
*           Emerging Markets Series
*           Tax-Managed U.S. Marketwide Value Series
Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A
File No: 811-07436
Filing Date: December 8, 1998

(g)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(h)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(i)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(j)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(k)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(l)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(m)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL on behalf of the Dimensional Retirement Equity Fund I.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(n)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia on behalf of the Dimensional Retirement Equity Fund I.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436

Filing Date: April 1, 2011

(e)	Underwriting Contracts.
Amended and Restated Distribution Agreement dated December 19, 2003 between the Registrant and DFA Securities Inc.
Incorporated herein by reference to:
Filing:           Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(f)	Bonus or Profit Sharing Contracts.
Not applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and PFPC Trust Company (“PFPC”) (formerly PNC Bank, N.A. and Provident National Bank N.A.) dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Addendum Number One dated December 7, 1998 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 17 to the Registrant's Registration statement on Form N-1A
File No.: 811-07436
Filing Date: March 24, 1999

(b)	Addendum Number Two dated May 28, 1999 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 18 to the Registrant's Registration statement on Form N-1A
File No.: 811-07436
Filing Date: May 28, 1999

(c)	Addendum Number Three dated September 13, 1999 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(d)	Addendum Number Four dated July 27, 2000 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(e)	Addendum Number Five dated March 27, 2001, between PFPC Trust Company and the Registrant on behalf of each series of the Registrant re: the reflection of the following name changes:
*           The U.S. 4-10 Value Series to The U.S. Small XM Value Series
*           The U.S. 6-10 Value Series to The U.S. Small Cap Value Series
*           The U.S. 6-10 Small Company Series to The U.S. Small Cap Series
*           The U.S. 9-10 Small Company Series to The U.S. Micro Cap Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 7, 2001

(f)	Addendum Number Six dated July 26, 2001 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant re: the addition of the following Series:
*           The Tax-Managed U.S. Marketwide Series; and
re:  the reflection of the following name changes:
*           The LD U.S. Large Company Series to The LD U.S. Marketwide Series
*           The HD U.S. Large Company Series to The HD U.S. Marketwide Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 7, 2001

(g)	Addendum Number Seven dated September 21, 2001 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant re: the reflection of the following name change:
*           The Tax-Managed U.S. Marketwide Series to The Tax-Managed U.S. Equity Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(h)	Addendum Number Eight dated April 1, 2007 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant re: the removal of the following Series:
*           The U.S. Small XM Value Series;
*           The LD U.S. Marketwide Series;
*           The HD U.S. Marketwide Series;
*           The LD U.S. Marketwide Value Series; and
*           The HD U.S. Marketwide Value Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(i)	Addendum Number Nine dated April 1, 2011 between PFPC Trust Company and the Registrant on behalf of each series of the Registrant re: the addition of the following Series:
*           Dimensional Retirement Equity Fund I
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(2)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(3)	Form of Global Custody Agreement dated January 18, 1994 between the Registrant and The Chase Manhattan Bank, N.A. on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A

File No.: 811-07436
Filing Date: March 3, 1998

(4)	Custodial Services Agreement dated January 13, 1998 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998
(i)	Manual Transmission Authorization.
(ii)	Manual Transmission Procedures.

(5)	Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of the DFA Short Term Investment Fund, and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.:  811-07436
Filing Date: February 28, 2011

(h)	Other Material Contracts.

(1)	Transfer Agency Agreement dated January 15, 1993 between the Registrant and PFPC Inc. (formerly known as Provident Financial Processing Corporation) (“PFPC”).
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998
(i)	Appendix A:	Authorized Persons to Give Oral and Written Instructions
(ii)	Schedule A:	Listing of Statistical Reports

(a)	Amendments to the Transfer Agency Agreement.

(i)	Amendment Number One dated December 1, 1993 between the Registrant and PFPC on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	Addendum to the Transfer Agency Agreement.

(i)	Addendum Number One dated December 7, 1998 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 24, 1999

(ii)	Addendum Number Two dated May 28, 1999 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: May 28, 1999

(iii)	Addendum Number Three dated September 13, 1999 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(iv)	Addendum Number Four dated July 27, 2000 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(v)	Addendum Number Six dated July 26, 2001 between PFPC and the Registrant on behalf of each series of the Registrant re: the addition of the following Series:
*           The Tax-Managed U.S. Marketwide Series; and
re:  the reflection of the following name changes:
*           The LD U.S. Large Company Series to The LD U.S. Marketwide Series

*           The HD U.S. Large Company Series to The HD U.S. Marketwide Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 7, 2001

(vi)	Addendum Number Seven dated September 21, 2001 between PFPC and the Registrant on behalf of each series of the Registrant re: the reflection of the following name change:
*           The Tax-Managed U.S. Marketwide Series to The Tax-Managed U.S. Equity Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(vii)	Form of Addendum Number Eight dated September 13, 2005 between PFPC and the Registrant on behalf of each series of the Registrant re: the reflection of the following name change:
*           The Pacific Rim Small Company Series to the Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 13, 2005

(viii)	Form of Addendum Number Nine dated April 1, 2007 between PFPC and the Registrant on behalf of each series of the Registrant re: the removal of the following Series:
*           The U.S. Targeted Value Series (formerly, The U.S. Small XM Value Series)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(ix)	Form of Addendum Number Ten dated April 1, 2011 between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.)

and the Registrant on behalf of each series of the Registrant re:  the addition of the following Series:
*           Dimensional Retirement Equity Fund I
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(x)
Addendum Number Eleven dated November 4, 2011 between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and the Registrant on behalf of each series of the Registrant.

Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: May 7, 2012

(2)	Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(3)	Administration and Accounting Services Agreement dated January 15, 1993 between the Registrant and PFPC.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Amendments to the Administration and Accounting Services Agreement.

(i)	Amendment Number One dated December 1, 1993 between PFPC and the Registrant on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing:           Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	Addenda to the Administration and Accounting Services Agreement.

(i)	Addendum Number One dated December 7, 1998 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 24, 1999

(ii)	Addendum Number Two dated May 28, 1999 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: May 28, 1999

(iii)	Form of Addendum Number Three dated September 13, 1999 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 13, 1999

(iv)	Form of Addendum Number Four dated July 27, 2000 between PFPC and the Registrant on behalf of each series of the Registrant.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A
File No: 811-07436
Filing Date: July 27, 2000

(v)	Addendum Number Six dated July 26, 2001 between PFPC and the Registrant on behalf of each series of the Registrant re: the addition of the following Series:
*           The Tax-Managed U.S. Marketwide Series; and
re:  the reflection of the following name changes:
*           The LD U.S. Large Company Series to The LD U.S. Marketwide Series
*           The HD U.S. Large Company Series to The HD U.S. Marketwide Series
Incorporated herein by reference to:
Filing:           Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A

File No.:                      811-07436
Filing Date:                      September 7, 2001

(vi)	Form of Addendum Number Seven dated September 21, 2001 between PFPC and the Registrant on behalf of each series of the Registrant re: the reflection of the following name change:
*           The Tax-Managed U.S. Marketwide Series to The Tax-Managed U.S. Equity Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 21, 2001

(vii)	Form of Addendum Number Eight dated September 13, 2005 between PFPC and the Registrant on behalf of each series of the Registrant re: the reflection of the following name change:
*           The Pacific Rim Small Company Series to the Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: September 13, 2005

(viii)	Form of Addendum Number Nine dated March 30, 2007 between PFPC and the Registrant on behalf of each series of the Registrant re: the addition of the following Series:
*           The Canadian Small Company Series; and
re:  the removal of the following Series:
*           The LD U.S. Marketwide Series;
*           The HD U.S. Marketwide Series;
*           The LD U.S. Marketwide Value Series; and
*           The HD U.S. Marketwide Value Series; and
re:  the reflection of the following name change:
*           The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(ix)	Form of Addendum Number Ten dated April 1, 2007 between PFPC and the Registrant on behalf of each series of the Registrant re: the removal of the following Series:

*           The U.S. Targeted Value Series (formerly the U.S. Small XM Value Series)
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(x)
Form of Addendum Number Eleven dated April 1, 2011 between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and the Registrant on behalf of each series of the Registrant re:  the addition of the following Series:

*           Dimensional Retirement Equity Fund I
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: April 1, 2011

(4)	Form of Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(5)	Fee Waiver and Expense Assumption Agreement between the Registrant and DFA re:
*           Dimensional Retirement Equity Fund I
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2012

(i)	Legal Opinion.
Not applicable.

(j)	Other Opinions.
Consent of Independent Certified Public Accountants, PricewaterhouseCoopers LLP.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(k)	Omitted Financial Statements.

Not applicable.

(l)	Initial Capital Agreements.
Not applicable.

(m)	Rule 12b-1 Plan.
Not applicable.

(n)	Rule 18f-3 Plan.
Not Applicable.

(o)	Power-of-Attorney.
Power-of-Attorney dated as of December 17, 2010, appointing David G. Booth, David R. Martin, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon and Carolyn L. O as attorneys-in-fact to David G. Booth, Eduardo A. Repetto, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes, Abbie J. Smith and David R. Martin.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(p)	Codes of Ethics.
Code of Ethics of the Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: May 7, 2012

Item 29.                      Persons Controlled by or under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group (“DFA IDG”) and Dimensional Investment Group (“DIG”), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust.  As of January 31, 2012, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30.                      Indemnification.
Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.                      Business and Other Connections of Investment Adviser.
Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Dimensional Investment Group Inc.  The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see “Management of the Trust” in PART A and “Management of the Registrant” in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.                      Principal Underwriters.

(a)
DFA Securities Inc., (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

(b)	The following table sets forth information as to the Distributor’s Directors, Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
April A. Aandal	Vice President	Vice President
Darryl D. Avery	Vice President	Vice President
Robyn G. Alcorta	Vice President	Vice President
Arthur H. Barlow	Vice President	Vice President
John T. Blood	Vice President	Vice President
Scott A. Bosworth	Vice President	Vice President
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
David P. Butler	Vice President	Vice President
Douglas M Byrkit	Vice President	Vice President
James G. Charles	Vice President	Vice President
Joseph H. Chi	Vice President	Vice President
Stephen A. Clark	Vice President	Vice President
Matt B. Cobb	Vice President	Vice President
Ryan Cooper	Vice President	Vice President
Jeffrey D. Cornell	Vice President	Vice President
Robert P. Cornell	Vice President	Vice President
George H. Crane	Vice President	Vice President
Christopher S. Crossan	Vice President and Chief Compliance Officer	Vice President and Global Chief Compliance Officer
James L. Davis	Vice President	Vice President
Robert T. Deere	Vice President	Vice President
Peter F. Dillard	Vice President	Vice President
Robert W. Dintzner	Vice President	Vice President
Richard A. Eustice	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Gretchen A. Flicker	Vice President	Vice President
Jed S. Fogdall	Vice President	Vice President
Jeremy P. Freeman	Vice President	Vice President
Mark R. Gochnour	Vice President	Vice President
Tom M. Goodrum	Vice President	Vice President
Henry F. Gray	Vice President	Vice President
John T. Gray	Vice President	Vice President
Christian Gunther	Vice President	Vice President
Joel H. Hefner	Vice President	Vice President
Julie C. Henderson	Vice President and Fund Controller	Vice President and Controller
Kevin B. Hight	Vice President	Vice President
Christine W. Ho	Vice President	Vice President
Michael C. Horvath	Vice President	Vice President
William A. Irvine	Vice President	Vice President
Jeff J. Jeon	Vice President	Vice President
Stephen W. Jones	Vice President	Vice President
Patrick M. Keating	Vice President	Vice President
Andrew K. Keiper	Vice President	Vice President
Stephen W. Jones	Vice President	Vice President
David M. Kershner	Vice President	Vice President
Timothy R. Kohn	Vice President	Vice President
Joseph F. Kolerich	Vice President	Vice President
Mark D. Krasniewski	Vice President	Vice President
Stephen W. Kurad	Vice President	Vice President
Michael F. Lane	Vice President	Vice President
Francis R. Lao	Vice President	Vice President
David F. LaRusso	Vice President	Vice President
Juliet H. Lee	Vice President	Vice President
Marlena I. Lee	Vice President	Vice President
John B. Lessley	Vice President	Vice President
Apollo D. Lupescu	Vice President	Vice President
Kenneth M. Manell	Vice President	Vice President
Rose C. Manziano	Vice President	Vice President
Aaron M. Marcus	Vice President and Head of Global Human Resources	Vice President and Head of Global Human Resources
David R. Martin	Vice President, Chief Financial Officer and Treasurer	Vice President, Chief Financial Officer and Treasurer

Matthew H. Miller	Vice President	Vice President
Jonathan G. Nelson	Vice President	Vice President
Catherine L. Newell	Vice President and Secretary	Vice President and Secretary
Christian Newton	Vice President	Vice President
Pamela B. Noble	Vice President	Vice President
Carolyn L. O	Vice President	Vice President
Gerard K. O’Reilly	Vice President	Vice President
Daniel C. Ong	Vice President	Vice President
Kyle K. Ozaki	Vice President	Vice President
Matthew A. Pawlak	Vice President	Vice President
Brian P. Pitre	Vice President	Vice President
David A. Plecha	Vice President	Vice President
Allen Pu	Vice President	Vice President
Theodore W. Randall	Vice President	Vice President
Mark A. Regier	Vice President	Vice President
Savina B. Rizova	Vice President	Vice President
L. Jacobo Rodríguez	Vice President	Vice President
Julie A. Saft	Vice President	Vice President
David E. Schneider	Vice President	Vice President
Walid A. Shinnawi	Vice President	Vice President
Bruce A. Simmons	Vice President	Vice President
Ted R. Simpson	Vice President	Vice President
Bryce D. Skaff	Vice President	Vice President
Andrew D. Smith	Vice President	Vice President
Grady M. Smith	Vice President	Vice President
Carl G. Snyder	Vice President	Vice President
Lawrence R. Spieth	Vice President	Vice President
Bradley G. Steiman	Vice President	Vice President
Richard H. Tatlow	Vice President	Vice President
Blake T. Tatsuta	Vice President	Vice President
Seyun Alice Tomasovic	Vice President	Vice President
Erik T. Totten	Vice President	Vice President
John H. Totten	Vice President	Vice President
Robert C. Trotter	Vice President	Vice President
Karen E. Umland	Vice President	Vice President
Brian J. Walsh	Vice President	Vice President
Weston J. Wellington	Vice President	Vice President
Ryan J. Wiley	Vice President	Vice President
Paul E. Wise	Vice President	Vice President
Faith A. Yando	Vice President	Vice President
Joseph L. Young	Vice President	Vice President
David G. Booth	Chairman, Director, President and Co-Chief Executive Officer	Chairman, Director, President and Co-Chief Executive Officer
Eugene F. Fama Sr.	Director	Not Applicable
Kenneth R. French	Director	Not Applicable
John A. McQuown	Director	Not Applicable
Eduardo A. Repetto	Co-Chief Executive Officer and Chief Investment Officer	Director, Co-Chief Executive Officer and Chief Investment Officer
Dimensional Fund Advisors LP	Shareholder	Not Applicable

(c)	Not applicable.

Item 33.                      Location of Accounts and Records.
The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
The DFA Investment Trust Company	6300 Bee Cave Road, Building One
Austin, TX 78746

BNY Mellon Investment Servicing	301 Bellevue Parkway
Wilmington, DE 19809

The Chase Manhattan Bank	4 Chase MetroTech Center
Brooklyn, NY 11245

Item 34.                      Management Services.
There are no management-related service contracts not discussed in Part A or Part B.

Item 35.                      Undertakings.

(a)	The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.

(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 51 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 6th day of May, 2013.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By: /s/Valerie A. Brown
Valerie A. Brown (Attorney-in- Fact to Registrant pursuant to a Power of Attorney incorporated herein by reference)
Vice President and Assistant Secretary
(Signature and Title)